Exhibit 10.4

BANK OF JILIN

RMB Loan Contract

The Borrower: Jilin Cathay Industrial Biotech Co., Ltd.

The Lender:  Jilin Jiangbei Branch, Bank of Jilin Co., Ltd.

No. Bank of Jilin Jiangbei Branch 2009 Loan 2009-3-025

RMB Loan Contract

The Borrower: Jilin Cathay Industrial Biotech Co., Ltd.

Business license No.: 220200400000472

Legal representative/responsible person: Zhang Qixian

Domicile: 10/R, 16/F, Torch Mansion, No. 6 Shenzhen Street, Hi-Tech Zone, Jilin   Zip Code:

Opening bank and account: Jilin Branch, Bank of Communications, 222511501018010013375

Tel: 0432-6562157 Fax:

(Other relevant information) :

The Lender:  Jilin Jiangbei Branch, Bank of Jilin Co., Ltd.

Legal representative/responsible person:  Li Chengcheng

Domicile: No. 67 Xiangtan Street, Longtan District, Jilin City      Zip code: 132022

Tel: 0432-3038986  Fax:0432-3022987

In respect of extension of RMB loan from the Lender to the Borrower, the Borrower and the Lender hereby, through mutual consultation, reach this Contract.

This Contract is an individual agreement under the Credit Line Agreement No.                     by and between                                and                         . (Select 2 of the following: 1. applicable; or 2. not applicable.)

Clause 1 Loan Amount

Loan amount (in words): RMB three hundred million; (in digitals): RMB 300,000,000.00.

If, at the time of actual extension of the loan, the credit line available to the Borrower under the said Credit Line Agreement is less than the agreed loan amount hereunder, the Lender may decrease the loan amount hereunder and determine it based on the credit line available to the Borrower. (Select 2 of the following: 1. applicable; or 2. not applicable.)

Clause 2 Loan Term

The loan term: 60 months, i.e., from August 24, 2009 to August 23, 2014. The actual date of extending the loan shall be based on the loan note.

Even if the actual date of extending the loan is later than the agreed commencement date of the loan term, the loan shall be repaid according to the time limit as agreed in this Contract.

Clause 3 Purpose of Loan

The purpose of loan: project loan.

The Borrower shall not change the purpose of the loan without written consent of the Lender.

Clause 4 Interest Rate and Calculation and Settlement of Interests

1. Interest rate

The monthly interest rate of the loan shall be 4.8‰. In case of readjustment in the RMB interest rate by the People’s Bank of China, the interest rate of the loan shall be readjusted accordingly.

2. Calculation of interests

The interests shall be calculated from the date of actual extension of the loan, according to the actual amount extended to the Borrower and the days of actual use of the loan by the Borrower.

The formula: interests = the principal × actual days × daily interest rate

The daily rate shall be calculated on a 30 days/month basis. The conversion formula: daily rate = monthly rate/30.

3. Method of interest settlement

The interests shall be settled by means of the second of the following methods:

(1) The interests shall be settled on a quarterly basis. The 20th day of the last month in each quarter shall be the date of interest settlement, and the 21st day thereof shall be the date of payment of interests.

(2) The interests shall be settled on a monthly basis. The 20th day of each month shall be the date of interest settlement, and the 21st day thereof shall be the date of payment of interests.

If the last date of repayment of the loan principal is not a date of interest settlement, then the last date of repayment of the loan principal shall be deemed as the date of interest settlement, on which the Borrower shall pay off all interests due.

4. Penalty interests

(1) Where the Borrower fails to repay the loan within the agreed time limit (including declaration of acceleration of maturity), the interests shall be calculated for the overdue amount, at the rate of penalty interests for overdue loan,  from the date of such failure until the principal and interests are paid off.

The rate of penalty interests for overdue loan shall be the loan interest rate plus 50%.

(2) Where the Borrower uses the loan for any purpose other than that as agreed in this Contract,  the interests shall be calculated for the diverted or misappropriated amount, at the rate of penalty interests for misappropriated loan, from the date of diversion or misappropriation until the principal and interests are paid off.

The rate of penalty interests for misappropriated loan shall be the loan interest rate plus 100%.

(3) If the loan is both overdue and diverted or misappropriated, the interests shall be collected at the rate of penalty interests for misappropriated loan.

(4) For any interests that the Borrower fails to pay within the agreed time limit, the compound interests thereon shall be collected at the loan interest rate prior to the mature date of the loan (inclusive), and collected at the rate of penalty interests after the mature date of the loan. (Select 1 of the following: 1. applicable; or 2. not applicable.)

Clause 5 Extension of the Loan

The Borrower must meet the following conditions prior to extension of the loan to it:

1. This Contract and its appendixes have become effective;

2. The Borrower has provided the securities as required by the Lender and the security contract has become effective and the statutory procedures for approval, registration or record of such securities have been properly handled;

3. The Borrower has retained with the Lender the Borrower’s documents, bills, specimen seal impression, list of persons and specimen signature relating to execution and performance of this Contract, and completed the relevant certificates;

4. As required by the Lender, the Borrower has opened the account for the purpose of performance of this Contract;

5. The Borrower has provided the Lender with the resolutions and authorization letters issued by its shareholders’ meeting, shareholders’ general meeting, board of directors or other authorities approving execution and performance of this Contract; and

6. Other conditions according to law or agreed by both Parties have been satisfied. If any of the conditions above is not satisfied, the Lender may refuse to extend the loan to the Borrower.

Clause 6 Repayment

1. Except as otherwise agreed by both Parties, the Borrower shall repay all amounts of the loan principle hereunder and the interests thereon upon the expiration of the loan term.

2. Except as otherwise agreed by both Parties, the Lender may decide on the sequence of repayment of principal or interests in case of the Borrower’s default in repayment of both principal and interests; if several installments of the loan become overdue hereunder, the Lender may decide on the sequence of repayment of certain installment by the Borrower; in case the terms of several loan contracts between both Parties have expired, the Lender may decide on the sequence of the Borrower’s discharge of loans thereunder.

3. The Borrower may repay the loan earlier. The amount repaid earlier shall be firstly used to repay the loan that will expire in the last, i.e., in the adverse sequence of repayment. Each amount repaid earlier shall be integral multiple of RMB 1,000.

4. The Lender shall repay the loan by the first method of the following:

(1) The Borrower shall deposit enough amount into the following repayment account no later than the third banking day before each installment of principal and interests becomes due, and the Lender may, at its own discretion, deduct the principal and interests due on the said day. However, the target accounts against which the Lender will exercise its creditor’s rights are not limited to the said account.

Name of repayment account: Jilin Cathay Industrial Biotech Co., Ltd.

Account No.:                                                               .

(2) Other methods of repayment as agreed by both Parties:

                                                             .

Clause 7 Securities

1. The debts hereunder shall be guaranteed by (3) and (4) of the following means:

(1) This Contract is a principal contract for which the guarantor                         and the Lender sign No.                                  (A. maximum guarantee contract, B. maximum mortgage contract, or C. maximum pledge contract) and the guarantor will provide maximum security thereunder.

(2) This Contract is a principal contract for which the guarantor                         and the Lender sign No.                                  (A. maximum guarantee contract, B. maximum mortgage contract, or C. maximum pledge contract);

In addition,                          provides                    (A. guarantee, B. mortgage, C. pledge) and the relevant security contract is signed. Among which: the debt under the                        security contract is not within the scope of the principal debt under the said maximum security contract, and the balance of the debt is within the scope of principal debt under the said maximum security contract.

(3) Jilin Cathay Industrial Biotech Co., Ltd. provides B.                   (A. guarantee, B. mortgage, C. pledge) and signs the relevant security contract.

(4) Other security methods: Shandong Cathay Biotechnology Co., Ltd. and Shandong Cathay Industrial Biotech Co., Ltd. provide guarantees for the debts hereunder.

2. If the Borrower or any guarantor has any circumstances that may affect their ability of performance as deemed by the Lender, any security contract becomes null and void, is cancelled or terminated, the financial standing of the Borrower or any guarantor deteriorates, the Borrower or any guarantor is involved into any major litigation or arbitration cases, the ability of performance of the Borrower or any guarantor is affected by other reasons, any guarantor has any default under other contracts between it and the Lender, or the guaranteed properties are devalued or destroyed due to their depreciation, damage, loss or seal-up, the Lender may require the Borrower to, and the Borrower shall have the obligation to provide additional securities and/or replace the guarantors so as to guarantee the debts hereunder.

Clause 8 Representations and Undertakings

1. The Borrower makes the following representations:

(1) The Borrower is registered according to law and validly existing, and has full capacity of civil rights and acts required for execution and performance of this Contract;

(2) the Borrower has fully understood the contents of this Contract, its execution and performance of this Contract represent its true declaration of will, it has obtained legal and valid authorization according to its articles of association or other internal constitutions,  its execution and performance of this Contract are not subject to any rights of any third parties, and it has obtained all approvals, permits, filings or registrations required for execution and performance of this Contract;

(3) All documents, financial statements, certificates and other materials provided by the Borrower to the Lender hereunder are true, complete, accurate and valid;

(4) The underlying business and transaction for the loan as stated by the Borrower to the Lender are true and legal and the loan will not be used for any illegal purpose such as money laundering;

(5) The Borrower does not conceal any event that may affect its or the guarantors’ financial standing or ability of performance; and

(6) Other matters as stated by the Borrower: remain blank here.

2. The Borrower makes the following undertakings:

(1) The Borrower will, as required by the Lender, regularly or timely submit its financial statements (including but not limited to annual, quarterly and monthly statements) and other relevant materials to the Lender upon demand;

(2) If the Borrower has signed or will sign with any guarantor for this Contract any anti-guarantee or similar agreement for the guarantor’s obligation of guarantee, such agreement shall not damage any rights of the Lender hereunder;

(3) The Borrower agrees to be subject to the examination and supervision conducted by the Lender regarding the loan, and to provide adequate assistance and cooperation to the Lender;

(4) If the Borrower has any circumstances that may affect its or any guarantor’s financial standing and ability of performance, including but not limited to any division, merger, association, joint venture with foreign investors, cooperation, contracted operation, reorganization, restructure or plan on listing or other changes in its form of business operation , decrease in registered capital, transfer of major assets or equity, assumption of major debts, or creation of additional major debts over the mortgaged properties, seal-up of the guaranteed properties, dissolution, cancellation,  or petition for bankruptcy by or against it, or it is involved into major litigation or arbitration, or becomes difficult in its business operation or its financial standing deteriorates, or it has default under other contracts, then, it shall notify the Lender thereof within one week upon occurrence of such circumstances. Before the Borrower takes any actions that will cause any of the above circumstances and adversely affect is ability of repayment, it must obtain the consent from the Lender, and provide additional securities or replace the relevant guarantor to the satisfaction of the Lender;

(5) Discharge of the debts owed by the Borrower to the Lender shall override any loan from any of the Borrower’s shareholders to it;

(6) In case the before-tax profits are not used to discharge the principal, interests and expenses payable by the Borrower in the relevant fiscal year or the before-tax profits cannot fully discharge the principal, interests and expenses payable for the next period, the Borrower shall not distribute any dividends or bonus to its shareholders in any way;

(7) The Borrower shall not dispose of its assets in the way which may damage its ability of repayment, and the total amount of external securities and the amount of single security provided by it shall not exceed the limit as specified in its articles of association; If there are no such limit in its articles of association, the total amount of external securities provided by it shall not exceed                times of its net assets; and

(8) Other matters as acknowledged by the Borrower:                               .

Clause 9 Disclosure of Affiliated Transactions in the Borrower’s Group (Options: 1. applicable, 2. not applicable).

The Borrower falls into the category of group client as determined by the Lender in accordance with the Guidelines on the Management of Risks of Credits Granted by Commercial Banks to Group Clients. The Borrower shall timely inform the Lender of any affiliated transaction involving 10% or more of its net assets, including the affiliated relationship between the parties in transaction, the project, nature, amount and proportion of the transaction and the pricing policy (including those without price or with nominal price).

If the Borrower is under any of the following circumstances, the Lender may at its sole discretion stop paying the loan not drawn by the Borrower, declare acceleration of maturity of the loan, and recover the loan principal and interests in whole or in part earlier: where the Borrower, by taking advantage of such creditor’s rights as receivable bills or receivable accounts without actual underlying trade, illegally obtains funds or credit from the bank; where the Borrower has major merger, acquisition or reorganization so that the loan may be endangered or the Borrower’s ability of repayment may be affected as deemed by the Lender; where the Borrower intentionally avoids the bank’s creditor’s rights through affiliated transactions; where the Borrower provides false materials or conceals major facts regarding its operation or properties; where the Borrowers change the agreed purpose of the loan without consent of the Lender, or misappropriate the loan or use the loan for illegal or violative transactions.

Clause 10 Event of Breach and Liability for Breach

Any of the following events shall constitute or be deemed as an event of breach hereunder:

1. The Borrower fails to perform its obligations of payment and discharge towards the Lender pursuant to this Contract;

2. The Borrower fails to use the loan for the purpose as agreed;

3. Any representation made by the Borrower herein is untrue, or any undertaking made by it herein is violated by it;

4. In case of occurrence of the circumstances as described in Paragraph 2 of Clause 7 or item 4, Paragraph 2 of Clause 8 that may affect the financial standing or ability of performance of the Borrower or any guarantor as believed by the Lender, the Borrower fails to provide additional guarantee or replace the guarantor pursuant to this Contract;

5. The Borrower violates other provisions regarding the rights and obligations of the parties as agreed herein;

6. The Borrower has any breach under other contracts between it and the Lender or other branches of the Bank of Jilin;

7. The Borrower violates the provisions contained in the security contract, or has any breach under other contracts between it and the Bank of Jilin;

8. The Borrower stops its business operation or is dissolved or cancelled or is bankrupt;

9. The progress of the project construction is seriously delayed, or the expenses for the project construction have exceeded the budget as accepted by the Lender; or

10. The quality of the project construction is in unconformity with the standards of the state or the industry.

In case of occurrence of any event of breach above, the Lender may take one or more of the following measures as the case may be:

1. Require the Borrower or the guarantor to rectify its breach within a stipulated time limit;

2. Reduce, suspend or terminate the credit line in whole or in part granted to the Borrower;

3. Suspend or terminate in whole or in part acceptance of any application for extension of loan brought by the Borrower under this Contract or other contracts between the Borrower and the Lender; suspend or terminate in whole or in part any extension and handling of any loan not extended or bond not handled;

4. Declare acceleration of maturity of any loan principal, interests thereon and other payables outstanding in whole or in part under this Contract and other contracts between the Borrower and the Lender, and require the Borrower to immediately repay all loan principals already extended and interests thereon and other payables;

5. Terminate this Contract and terminate other contracts between the Borrower and the Lender in whole or in part;

6. Require the Borrower to indemnify the Lender the losses caused by the Borrower’s breach;

7. Only with prior or subsequent notice, transfer any amounts in the accounts opened by the Borrower with the Lender or other branches of the Bank of Jilin to discharge the debts owed by the Borrower to the Lender hereunder in whole or in part. In such case, any unmatured amounts in such accounts shall be deemed mature. If the currency of such accounts is different from the currency used by the Lender in its business, the amount in such accounts shall be converted at the quoted exchange rate applicable to the Lender;

8. Exercise its security right;

9. Require the guarantor to bear the liability for guarantee; and

10. Seek other lawful remedies deemed as necessary and practicable by the Lender.

Clause 11  Reservation of Rights

No failure by either party to exercise any or all rights hereunder or require the other party to perform or bear its obligations or liabilities in whole or in part shall operate as waiver by such party of such rights, obligations or liabilities.

No grace, extension of time or delay in exercise of any rights by either party shall affect any rights available hereunder or at law, nor operate as waiver of such rights.

Clause 12 Amendment, Modification and Termination

This Contract may be amended or modified only upon a written agreement reached by both Parties through negotiation; any amendment or modification so made shall be of equal legal effect as this Contract.

Except as otherwise stipulated by laws or regulations or agreed by both Parties, invalidity of any provisions of this Contract shall not affect the legal validity of the remaining provisions.

Clause 13 Applicable Law and Dispute Resolution

This Contract shall be governed by the law of the P.R.C.

Any dispute arising out of or in connection with execution or performance of this Contract may be settled by both Parties through negotiation. If such dispute cannot be solved through consultation, either party may bring a lawsuit according to law with the people’s court of the place where the Lender is located.

Pending the dispute, the provisions hereof other than those under dispute shall continue to be performed if they are not affected by the dispute.

Clause 14 Enforcement

The Borrower is willing to be subject to enforcement in case it fails to perform or fully perform its obligations as agreed herein.

Clause 15 Expenses

Except as otherwise required by law or as otherwise agreed by both Parties, the Borrower shall solely bear all fees and expense (including but not limited to attorney fees) arising out of execution, performance and dispute resolution of this Contract.

Clause 16 Appendixes

The following appendixes and other attachments as mutually confirmed by both Parties shall constitute integral part of this Contract and have the same legal validity as this Contract:

1. The loan hereunder will be extended in four installments, with specific loan term set forth in the loan notes. They are, respectively, August 24, 2009 to June 1, 2013 for RMB 70,000,000, August 24, 2009 to December 1, 2013 for RMB 70,000,000, August 24, 2009 to June 1, 2014 for RMB 70,000,000, and August 24, 2009 to August 23, 2014 for RMB 90,000,000.

Clause 17 Miscellaneous

1. Without written consent of the Lender, the Borrower shall not assign or transfer any of its rights or obligations hereunder to any third party.

2. It is agreed by the Borrower that, the Lender may, as required by its business, entrust other branches of the Bank of Jilin to perform this Contract, or transfer the loan under this Contract to other branches of the Bank of Jilin for assumption and management. Other branches of the Bank of Jilin as authorized by the Lender or assuming the loan under this Contract may exercise all right hereunder, and may, in its own name, bring a lawsuit with the court and apply for enforcement for any dispute hereunder.

3. Without prejudice to other provisions contained herein, this Contract shall be binding upon and inure to the benefits of each party and its successors and assigns.

4. Except as otherwise agreed, the domicile of each party as stated in this Contract shall be the address for its communication and contact; and in case of any change in the said address, it shall notify in writing the other party thereof within one week upon such change.

5. All headings and business’s names in this Contract are only for reference, and shall not affect the interpretation of the provisions and rights and obligations contained herein.

Clause 18 Effectiveness

This Contract shall become effective after it is signed by the legal representative (responsible person) of each party and affixed with the seal of each party.

This Contract shall be executed in six originals, of which each party holds           , each being of equal legal effect.

Legal representative or authorized representative:

By:	/s/ Zhang Qixian

For and on behalf of

The Borrower (seal): Jilin Cathay Industrial Biotech Co., Ltd.

August 24, 2009

Legal representative or authorized representative:

By:	/s/ Li Chengcheng

For and on behalf of

The Lender (seal): Jilin Jiangbei Branch, Bank of Jilin Co., Ltd.

August 24, 2009